UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________
Date of Report (Date of earliest event reported): December 31, 2007

ROK ENTERTAINMENT GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18565	93-0947570
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ROK House, Kingswood Business Park Holyhead Road, Albrighton Wolverhampton WV7 3AU
United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-44-1902-374896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ROK Entertainment Group Inc.

January 8, 2008

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 8, 2008, ROK Entertainment Group Inc. (formerly Cyberfund, Inc.)(“ROK”), dismissed Malone & Bailey, PC (“Malone & Bailey”) as its independent registered public accounting firm. The audit reports of Malone & Bailey on ROK’s financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports contained an explanatory paragraph describing the existence of substantial doubt about ROK’s ability to continue as a going concern.

During the year ended December 31, 2006 and through the date hereof, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Malone & Bailey’s satisfaction, would have caused Malone & Bailey to make reference to the subject matter of the disagreement in connection with its report on ROK’s financial statements for such year.

ROK provided Malone & Bailey with a copy of the disclosures it is making herein prior to the filing of this current report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Malone & Bailey furnish ROK with a letter addressed to the SEC stating whether Malone & Bailey agrees with the statements made by ROK herein and, if not, stating the respects in which it does not agree. Malone & Bailey’s letter, dated January 8, 2008, is attached as Exhibit 16.1 hereto and incorporated herein by reference.

Simultaneously with the dismissal of Malone & Bailey, ROK engaged Virchow Krause & Co., LLP (“Virchow Krause”) to act as its independent registered public accounting firm as successor to Malone & Bailey.

During the years ended December 31, 2007 and 2006, and the subsequent interim periods through the date hereof, ROK has not, nor has any person on ROK’s behalf, consulted with Virchow Krause regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on ROK’s financial statements, nor has Virchow Krause provided to ROK a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with ROK’s former independent accountant.

The Audit Committee of ROK’s Board of Directors approved the dismissal of Malone & Bailey, and this action was ratified by ROK’s Board of Directors. The Audit Committee of ROK’s Board of Directors simultaneously approved the appointment of Virchow Krause as ROK’s independent registered public accounting firm, and this action was ratified by ROK’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Malone & Bailey, PC to the U.S. Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 2008	ROK ENTERTAINMENT GROUP INC.

By: /s/ Laurence Alexander
Laurence Alexander
President and Chief Executive Officer